UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

                            CASE NO. 99-33737-BKC-SHF

                                                       CHAPTER 11



IN RE:

         PSI INDUSTRIES, INC.

                  Debtor


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
             FOR THE PERIOD FROM OCTOBER 1, 1999 TO OCTOBER 31, 1999
             -------------------------------------------------------

         COMES NOW the above-named Debtor and files its periodic report in accordance with the Guidelines established by the United States Trustee and FRBP 2015.
         I HEREBY CERTIFY that a true and correct copy of the foregoing and attached report was furnished by mail this 18 day of November, 1999, to the Assistant U.S. Trustee's Office, 51 SW First Avenue, Miami, FL 33130.

                                          KLUGER, PERETZ, KAPLAN & BERLIN, P.A.
                                          Attorneys for Debtor
                                          Miami Center, Seventeenth Floor
                                          201 So. Biscayne Blvd.
                                          Miami, Florida 33131
                                          Telephone: (305) 379-9000
                                          Facsimile: (305) 379-3428
Debtor's Address:
and Phone Number:
                                          By: /s/ Michael D. Seese
                                          ------------------------
                                                  MICHAEL D. SEESE
PSI INDUSTRIES, INC.                              Fla. Bar No. 997323
1160 B South Rogers Circle
Boca Raton, FL 33487
561/997-1133





                    MONTHLY FINANCIAL REPORT FOR BUSINESS

     FOR THE PERIOD BEGINNING OCTOBER 1, 1999 AND ENDING OCTOBER 31, 1999

Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF
Date of Petition : JULY 29, 1999


                                                                        CURRENT MONTH               CUMULATIVE PETITION TO DATE
                                                                    ------------------------       ------------------------------
1. CASH AT BEGINNING OF PERIOD                                                    27,497.11                                 0.00
2. RECEIPTS:
     A. Cash Sales
        Less : Cash Refunds
        Net Cash Sales
     B. Collection on Post petition A/R                                           54,678.77                           351,279.36
     C. Collection on Prepetition A/R                                            182,967.23                         1,099,304.64
     D. Other Receipts (See Attached List)                                       162,091.96                           618,815.04
                                                                    ------------------------       ------------------------------
3. TOTAL RECEIPTS                                                                399,737.96                         2,069,399.04
                                                                    ------------------------       ------------------------------
4. TOTAL CASH AVAILABLE FOR OPERATIONS (Line1 +Line 3)                           427,235.07                         2,069,399.04

5. DISBURSEMENTS
     A. U.S.Trustee Quarterly Fees                                                 5,000.00                             5,000.00
     B. Net Payroll                                                               29,441.60                           129,644.69
     C. Payroll Taxes Paid                                                         5,351.66                            33,453.38
     D. Sales and Use Taxes
     E. Other Taxes
     F. Rent
     G. Other Leases (Attachment 3)
     H. Telephone                                                                  3,754.91                             8,163.51
     I. Utilities                                                                  1,472.14                             7,133.24
     J. Travel & Entertainment                                                                                          4,626.21
     k. Vehicle Expenses
     L. Office Supplies                                                            1,086.06                             2,349.94
     M. Advertising
     N. Insurance (Attachment 7)                                                   6,501.96                            64,404.87
     O. Purchases of Fixed Assets
     P. Purchases of Inventory
     Q. Manufacturing Supplies
     R. Repairs and Maintence                                                      1,195.03                             5,213.25
     S. Payments to Secured Creditors                                            243,319.00                         1,527,485.98
     T. Other Operating Expenses                                                 115,108.86                           266,920.12
                                                                    ------------------------       ------------------------------
6. TOTAL CASH DISBURSEMENTS                                                      412,231.22                         2,054,395.19
                                                                    ------------------------       ------------------------------
7. ENDING CASH BALANCE (Line 4-Line 6)                                            15,003.85                            15,003.85
                                                                    ========================       ==============================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief
This 16th day of November, 1999.    /s/ Barry Shear
                                    ---------------

                    MONTHLY FINANCIAL REPORT FOR BUSINESS

FOR THE PERIOD BEGINNING OCTOBER 1, 1999   AND ENDING OCTOBER 31, 1999

Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF
 Date of Petition : JULY 29, 1999




                                                                           CURRENT MONTH           CUMULATIVE PETITION TO DATE
                                                                   ------------------------------ ----------------------------

                                                 OTHER RECEIPTS


Advances from LaSalle National Bank                                                   162,091.96                    542,673.99
Insurance claim refund                                                                                                2,390.00
Refund from vendors (telephone,suppliers etc)                                                                           582.65
Transfer from pre petition payroll account                                                                           16,301.92
Deposits from customers                                                                                              16,686.48
Cobra payment from former employee                                                                                      180.00
Refund from Silverman/Korenthal & Co retainer                                                                        40,000.00
                                                                   ------------------------------    --------------------------
                                                     Total                            162,091.96                    618,815.04
                                                                   ==============================    ==========================



                                              OTHER OPERATING EXPENSES

Fees and expenses for Acting President                                                 24,000.00                    106,000.00
Expense reimbursment                                                                                                  2,090.02
Equipment rental                                                                        3,399.62                     13,261.71
Payroll service                                                                           194.25                        747.40
Deposits to vendors                                                                                                  10,000.00
Freight out                                                                            11,632.84                     24,922.93
Postage                                                                                 1,561.08                      3,461.35
Product development                                                                                                     470.47
Product packaging                                                                                                     5,310.50
Computer expenses                                                                         558.35                      1,564.60
Customer refunds (post petition)                                                                                     21,222.50
Security and protection                                                                    43.00                        218.00
Apprasial fee                                                                           1,000.00                      1,000.00
Royalties post petition                                                                71,221.50                     71,221.50
Occupational license                                                                      110.00                        110.00
Temporary help                                                                            187.20                        187.20
Packaging supplies                                                                                                      124.80
Bank service  charges                                                                   1,201.02                      3,806.12
                                                                   ------------------------------    --------------------------
                                                     Total                            115,108.86                    265,719.10
                                                                   ==============================    ==========================


                                  ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF

Reporting Period beginning OCTOBER 1, 1999 and ending OCTOBER 31, 1999


ACCOUNTS RECEIVABLE AT PETITION DATE: 4,043,420.00

ACCOUNTS RECEIVABLE RECONCILIATION:

                   Beginning of Month Balance                                                                 3,141,375.00
                   PLUS: Current Month New Billings                                                              58,687.00
                   LESS: Collection During the Month                                                           (237,646.00)
                      LESS: Adjustments
                                                                                             ------------------------------
                   End of Month Balance                                                                       2,962,416.00
                                                                                             ==============================


AGING:

    0-30 DAYS           31-60 DAYS             61-90 DAYS               OVER 90 DAYS                     TOTAL

      49,179              (18,821)               (6,448)                  2,938,506                     2,962,416
===========================================================================================================================



                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT


Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF

Reporting Period beginning OCTOBER 1, 1999 and ending OCTOBER 31, 1999


Listed below are all invoices or bills incurred and not paid since the filing of the petition. Amounts owed prior to filing the petition are not included.

                 Date Incured           Days Outstanding                 Vendor                   Description             Amount
------------------------------------------------------------------------------------------------------------------------------------
                  09/01/1999                   40                  Canon Financial Svc          Equipment Rental        2,287.69
                  10/18/1999                   0                          AFCO                     Insurance            9,444.20
                  10/27/1999                   0                          Fuji                Royalty Tax Withheld      7,913.50
                  10/25/1999                   0                       Microsmart               Computer Expense           47.50
                                               0                        Cybergate               Computer Expense          107.70
                                                                                                                     ------------

                                                                                                                       19,800.59
                                                                                                                     ============

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

                                                Opening Balance (total from prior report)                               5,102.48
                                                PLUS: New Indebtedness Incurred This Month                            175,589.02
                                                LESS: Amount Paid on Prior Accounts Payable                          (160,890.91)
                                                                                                                     ------------
                                                Ending Month Balance                                                   19,800.59
                                                                                                                     ============





SECURED: List the status of Payments to Secured Creditors and Lessors (Post
Petition Only)

                                                                                       Number of Post             Total Amount of
                                                                                      Petition Payments            Post Petition
Secured Creditor/Lessor             Date Payment Due      Payment Amount                  Deliquent              Payments Delinquent
LaSalle National Bank                     N/A                 237,646.00                    N/A                          N/A
Mellon United National Bank           10/16/1999                5,673.00                    N/A                          N/A
                                                     --------------------
                     Total                                    243,319.00
                                                     ====================


                                  ATTACHMENT 3

                       INVENTORY AND FIXED ASSETS REPORT


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning OCTOBER 1, 1999 and ending OCTOBER 31, 1999

                                INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:                                                                                    1,552,250.00
                                                                                                                ====================

INVENTORY RECONCILITION:

                      Inventory Balance at Beginning of Month                                        813,233.00
                             Inventory Purchased During Month                                                 0
                            Inventory Used,  Sold or Adjusted                                          3,189.00
                                                                                               -----------------
                          Injventory  On Hand at End of Month                                        816,422.00
                                                                                               =================

METHOD OF COSTING INVENTORY: The lower of cost determined on the average method or market.


                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                                                                       1,314,180.00
                                                                                                                ====================

BRIEF DESCRIPTION: Office/warehouse, office equipment, furnishings,machinery, fixtures, equipment and supplies used in business.


                          FIXED ASSET RECONCILIATION:

Fixed Asset Value at Beginning of Month                                                                                1,292,116.00
                                   LESS: Depreciation Expense                                                            (11,032.00)
                                          PLUS: New Purchases                                                                     0
                                                                                                                --------------------
Ending Monthly Balance                                                                                                 1,281,084.00
                                                                                                                ====================




                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF

Reporting Period beginning OCTOBER 1, 1999 and ending OCTOBER  31, 1999


NAME OF BANK: Republic Security  Bank

ACCOUNT NAME: PSI Industries, Inc. DIP Payroll Account

ACCOUNT NUMBER: 0123000602

PURPOSE OF ACCOUNT: Payroll Account
                       Beginning Balance                                                                           27,497.11
                       Total Deposits Made                                                                         22,300.00
                       Total Amount of Payroll Checks Written                                                     (29,441.60)
                       Total Amount of Payroll Taxes Paid *                                                        (5,351.66)
                       Service Charges
                                                                                                        ---------------------
                       Closing Balance                                                                             15,003.85
                                                                                                        =====================

Number of First  Manual Check Written this Period                                                                       1050
Number of Last Manual Check Written this Period                                                                         1053

Number of First  Computer Generated  Check Written this Period                                                         30131
Number of Last Computer Generated Check Written this Period                                                            30182
                                                                                                        ---------------------

Total Number of Checks Written this Period                                                                                56
                                                                                                        =====================



* Payroll taxes are paid directly by Payroll Service Bureau out of checking account


                              ATTACHMENT 4

                   MONTHLY BANK ACCOUNT RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning OCTOBER 1, 1999 and ending OCTOBER 31, 1999


NAME OF BANK: La Salle National Bank

ACCOUNT NAME: PSI Industries, Inc.DIP- Operating Account

ACCOUNT NUMBER: 5800228008

PURPOSE OF ACCOUNT: Operating Account

                                                                       Beginning Balance                                  0.00
                                                                     Total Deposits Made                            162,091.96
                                                      Total Amount of Checks and Wire Transfers Written            (160,890.94)
                                                                         Service Charges                             (1,201.02)
                                                                                                                ---------------
                                                                         Closing Balance                                 (0.00)
                                                                                                                ===============

Number of First Check Written this Period                                                                                30174
Number of Last Check Written this Period                                                                                 30258
Number of Wire Transfers this Period                                                                                        10
                                                                                                                ---------------

Total Number of Checks and Wire Transfers Written this Period                                                               95
                                                                                                               ================






                                  ATTACHMENT 5

                        CHECK REGISTER-OPERATING ACCOUNT


Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF

Reporting Period beginning OCTOBER 1, 1999 and ending OCTOBER 31, 1999

NAME OF BANK: La Salle National Bank

ACCOUNT NAME: PSI Industries, Inc.DIP- Operating Account

ACCOUNT NUMBER: 5800228008

PURPOSE OF ACCOUNT: Operating Account


      Date            Check Number                       Payee                                 Purpose                    Amount
   10/01/1999            30174                      Federal Express                            Postage                       13.50
   10/04/1999            30175                      Federal Express                            Postage                       13.50
   10/04/1999            30176                     Postage by Phone                            Postage                      200.00
   10/04/1999            30177                    Anderson Lock & Key                   Repair & Maintenance                 85.10
   10/05/1999            30178                      Federal Express                            Postage                       13.50
   10/05/1999            30179                  Norman Levy Associates                      Appraisel Fee                 1,000.00
   10/07/1999            30180                       Ace Hardware                       Repair & Maintenance                 13.93
   10/06/1999            30181                      Federal Express                            Postage                       13.50
   10/06/1999            30182                   Silverman Consulting                  Fees & Expenses for DIP            6,000.00
   10/06/1999            30183                      Federal Express                            Postage                      289.79
   10/06/1999            30184                   United Parcel Service                    Freight & Postage                 699.93
   10/06/1999            30185                         Cybergate                            Computer Exp                    107.70
   10/06/1999            30186                    Saxon Business Sys.                     Equipment Rental                  175.14
   10/06/1999            30187                   Microsmart of Florida                      Computer Exp                     75.00
   10/06/1999            30188                  Protective Dental Care                    Dental Insurance                  103.47
   10/06/1999            30189           First Choice Bldg. Maintenance, Inc.           Repair & Maintenance                291.50
   10/06/1999            30190                  Danka Business Systems                     Office Supplies                  380.99
   10/06/1999            30191                   A.S.A.P. Pest Control                  Repair & Maintenance                 65.00
   10/06/1999            30192                Mellon First United Leasing                 Equipment Rental                  302.26
   10/06/1999            30193                   American Freightways                          Freight                      165.58
   10/06/1999            30194                        RSL Com USA                             Telephone                   1,986.81
   10/06/1999            30195                       R&L Carriers                              Freight                      111.29
   10/08/1999            30196                      Federal Express                            Postage                       41.75
   10/07/1999            30197                       Eastman Kodak                         Office Supplies                  114.00
   10/08/1999            30198                      Federal Express                            Postage                       41.00
   10/11/1999            30199                  A Plus Air Conditioning                 Repair & Maintenance                318.00
   10/13/1999            30200                      Federal Express                            Postage                       13.50
   10/13/1999            30201                      Federal Express                            Postage                       13.50
   10/13/1999            30202                Mellon United National Bank                     Mortgage                    5,673.00
   10/13/1999            30203                Primepay of Greater Orlando                  Payroll Service                   50.50
   10/13/1999            30204                      Federal Express                            Postage                       18.25
   10/13/1999            30205                           AFCO                                 Insurance                   4,651.96
   10/13/1999            30206                    Pinnacle Solutions                        Computer Exp                    225.00
   10/13/1999            30207                      Federal Express                            Postage                       70.09
   10/13/1999            30208                   Silverman Consulting                  Fees & Expenses for DIP            6,000.00
   10/18/1999            30209                      Federal Express                            Postage                       29.50
   10/19/1999            30210                      Federal Express                            Postage                       82.95
   10/18/1999            30211                       U.S. Trustee                           Trustee Fees                  5,000.00
   10/20/1999            30212                      Federal Express                            Postage                       36.75
   10/20/1999            30213                       Office Depot                          Office Supplies                   57.87
   10/20/1999            30214                   Silverman Consulting                  Fees & Expenses for DIP            6,000.00
   10/20/1999            30215                   Florida Power & Light                        Utilities                   1,472.14
   10/20/1999            30216                 Jefferson Pilot Insurance                Disability Insurance                135.20


                        CHECK REGISTER-OPERATING ACCOUNT


      Date            Check Number                         Payee                                 Purpose                   Amount

   10/20/1999            30217                     A.S.A.P. Pest Control                  Repair & Maintenance               65.00
   10/20/1999            30218                          Bell South                              Telephone                 1,768.10
   10/20/1999            30219                     United Parcel Service                         Postage                     61.00
   10/20/1999            30220                         Office Depot                          Office Supplies                279.93
   10/20/1999            30221               City of Boca Raton, Finance Dept.                  Security                     43.00
   10/20/1999            30222                  Primepay of Greater Orlando                  Payroll Service                 94.80
   10/21/1999            30223                        Federal Express                            Postage                     36.00
   10/22/1999            30224                        Federal Express                            Postage                     13.50
   10/22/1999            30225                          Diane Kael                           Office Supplies                 18.75
   10/22/1999            30226                A Plus Air Conditioning Service             Repair & Maintenance               65.00
   10/25/1999            30227                        Federal Express                            Postage                     13.50
   10/25/1999            30228                             Void
   10/25/1999            30229                             Void
   10/25/1999            30230                             Void
   10/25/1999            30231                             Void
   10/25/1999            30232                             Void
   10/25/1999            30233                             Void
   10/25/1999            30234                      Riverside Paper Co                       Office Supplies                114.18
   10/26/1999            30235                        Federal Express                            Postage                     26.75
   10/28/1999            30236                        Federal Express                            Postage                     53.25
   10/29/1999            30237                        Federal Express                            Postage                     30.50
   10/27/1999            30238                             Void
   10/27/1999            30239                             Void
   10/27/1999            30240                             Void
   10/27/1999            30241                             Void
   10/27/1999            30242                             Void
   10/27/1999            30243                             Void
   10/27/1999            30244                     Silverman Consulting                    Fees & Expense DIP             6,000.00
   10/27/1999            30245                  Primepay of Greater Orlando                  Payroll Service                 48.95
   10/28/1999            30246                        Federal Express                            Postage                     27.50
   10/29/1999            30247                     Aetna U.S. Healthcare                    Health Insurance              1,611.33
   10/29/1999            30248                First Choice Bldg. Maintenance              Repair & Maintenance              291.50
   10/29/1999            30249                 Nations Banc Leasing & Equip                 Equipment Rental              2,405.11
   10/29/1999            30250                  Mellon First United Leasing                 Equipment Rental                302.26
   10/29/1999            30251                        Harbinger Corp                        Computer Expense                 55.65
   10/29/1999            30252                     Microsmart of Florida                    Computer Expense                 95.00
   10/29/1999            30253                     United Parcel Service                         Postage                     74.75
   10/29/1999            30254                          Zephyrhills                          Office Supplies                120.34
   10/29/1999            30255               City of Boca Raton, Finance Dept.            Occupational License              110.00
   10/29/1999            30256                         Pitney Bowes                         Equipment Rental                214.85
   10/29/1999            30257                             Void                                                               0.00
   10/29/1999            30258                       Interim Personnel                       Temporary Help                 187.20
   10/01/1999        Wire Transfer                          RPS                                Freight Out                3,342.64
   10/07/1999        Wire Transfer                Republic Security Bank                         Payroll                  8,500.00
   10/08/1999        Wire Transfer                          RPS                                Freight Out                  878.25
   10/14/1999        Wire Transfer                Republic Security Bank                         Payroll                  6,300.00
   10/20/1999        Wire Transfer                     Dan Transport                           Freight Out                5,250.76
   10/20/1999        Wire Transfer                          RPS                                Freight Out                  931.20
   10/21/1999        Wire Transfer                Republic Security Bank                         Payroll                  3,500.00
   10/27/1999        Wire Transfer                  Fuji Photo Film Co.                  Royalties Post Petition         71,221.50
   10/28/1999        Wire Transfer                          RPS                                Freight Out                  586.44
   10/28/1999        Wire Transfer                Republic Security Bank                         Payroll                  4,000.00


                                                                                                                  -----------------
                                                                                                   TOTAL               160,890.94
                                                                                                                  =================

                                  ATTACHMENT 5

                         CHECK REGISTER-PAYROLL ACCOUNT


Name of Debtor: PSI INDUSTRIES, INC.       Case Number:  99-33737 BKC-SHF

Reporting Period beginning OCTOBER 1,1999 and ending OCTOBER 31, 1999

NAME OF BANK: Republic Security  Bank

ACCOUNT NAME: PSI Industries, Inc. DIP Payroll Account

ACCOUNT NUMBER:0123000602

PURPOSE OF ACCOUNT: Payroll Account

        Date                Check Number                   Payee                 Purpose                        Amount

     10/22/1999                 1050                   Michael Allen               Paycheck                       429.62
     10/22/1999                 1051                  Lilian Sholkoff              Paycheck                       375.00
     10/22/1999                 1052                    Mary Harris                Paycheck                        68.00
     10/29/1999                 1053                  Lilian Sholkoff              Paycheck                       375.00

     10/01/1999                30131                   Martin Epstein              Paycheck                     1,420.77
     10/01/1999                30132                    Nancy Baker                Paycheck                       479.51
     10/01/1999                30133                  Lilian Sholkoff              Paycheck                       305.64
     10/01/1999                30134                    Brian Faber                Paycheck                       561.04
     10/01/1999                30135                 Clerk of the Court          Garnishment                       93.60
     10/01/1999                30136                     Diane Kael                Paycheck                       429.46
     10/01/1999                30137                    Emily Cohen                Paycheck                       609.26
     10/01/1999                30138                    Rose Graham                Paycheck                       475.07
     10/01/1999                30139                     Rosy Perez                Paycheck                       480.89
     10/01/1999                30140                   Michael Allen               Paycheck                       472.26
     10/01/1999                30141                   James Anthony               Paycheck                       327.84
     10/01/1999                30142                  Paul Coppenrath              Paycheck                       383.54
     10/01/1999                30143                     Roger Fern                Paycheck                        74.57
     10/01/1999                30144                    Bryan Suppo                Paycheck                       132.98
     10/01/1999                30145                     Ben Cohen                 Paycheck                     2,500.00
     10/08/1999                30146                   Martin Epstein              Paycheck                     1,420.77
     10/08/1999                30147                    Brian Faber                Paycheck                       561.04
     10/08/1999                30148                 Clerk of the Court          Garnishment                       93.60
     10/08/1999                30149                     Diane Kael                Paycheck                       429.46
     10/08/1999                30150                    Emily Cohen                Paycheck                       609.26
     10/08/1999                30151                    Rose Graham                Paycheck                       377.46
     10/08/1999                30152                     Rosy Perez                Paycheck                       480.89
     10/08/1999                30153                   Michael Allen               Paycheck                       472.26
     10/08/1999                30154                   James Anthony               Paycheck                       267.46
     10/08/1999                30155                   Commons Pleas             Garnishment                       65.00
     10/08/1999                30156                     Ben Cohen                 Paycheck                     2,500.00
     10/15/1999                30157                   Martin Epstein              Paycheck                     1,420.77
     10/15/1999                30158                    Brian Faber                Paycheck                       561.04
     10/15/1999                30159                 Clerk of the Court          Garnishment                       93.60
     10/15/1999                30160                     Diane Kael                Paycheck                       429.46
     10/15/1999                30161                    Emily Cohen                Paycheck                       378.29
     10/15/1999                30162                     Rosy Perez                Paycheck                       480.89
     10/15/1999                30163                     Rosy Perez                Paycheck                       480.89
     10/15/1999                30164                   Michael Allen               Paycheck                       472.26
     10/15/1999                30165                   James Anthony               Paycheck                       276.70
     10/15/1999                30166                   Commons Pleas             Garnishment                       65.00
     10/15/1999                30167                     Ben Cohen                 Paycheck                     1,500.00

        Date                Check Number                   Payee             Purpose                      Amount

     10/22/1999                30168                   Martin Epstein              Paycheck                     1,420.77
     10/22/1999                30169                    Brian Faber                Paycheck                       561.04
     10/22/1999                30170                      SDU, Fl.               Garnishment                       93.60
     10/22/1999                30171                     Diane Kael                Paycheck                       429.46
     10/22/1999                30172                        Void
     10/22/1999                30173                   James Anthony               Paycheck                       288.23
     10/22/1999                30174                     SCDU, Pa.               Garnishment                       65.00
     10/29/1999                30175                   Martin Epstein              Paycheck                     1,420.77
     10/29/1999                30176                    Brian Faber                Paycheck                       561.04
     10/29/1999                30177                      SDU, Fl.               Garnishment                       93.60
     10/29/1999                30178                     Diane Kael                Paycheck                       429.46
     10/29/1999                30179                     Rosy Perez                Paycheck                       298.51
     10/29/1999                30180                   Michael Allen               Paycheck                       130.63
     10/29/1999                30181                   James Anthony               Paycheck                       154.34
     10/29/1999                30182                     SCDU, Pa.               Garnishment                       65.00

                                                                                                  -----------------------
                                                                       Total                                   29,441.60
                                                                                                  =======================


                                  ATTACHMENT 6

                               MONTHLY TAX REPORT


Name of Debtor: PSI INDUSTRIES, INC.            Case Number:  99-33737 BKC-SHF

Reporting Period beginning OCTOBER 1, 1999 and ending OCTOBER 31, 1999


TAXES PAID DURING THE MONTH

           Date                                  Description                              Amount
        10/01/1999                               Payroll Taxes                             1,558.56
        10/08/1999                               Payroll Taxes                             1,204.70
        10/15/1999                               Payroll Taxes                             1,202.59
        10/22/1999                               Payroll Taxes                               580.42
        10/29/1999                               Payroll Taxes                               805.39
                                                                               ---------------------

                                                 Total                                     5,351.66
                                                                               =====================

All payroll tax deposits are made and funded by a Payroll Service Bureau. The Payroll Service Bureau is Prime Pay, 841 Douglas Avenue, Suite 101, Altamonte Springs, Fl 32714



                               TAXES OWED AND DUE


All payroll tax deposits are made and funded by a Payroll Service Bureau. The Payroll Service Bureau is Prime Pay, 841 Douglas Avenue, Suite 101, Altamonte Springs, Fl 32714



                                       ATTACHMENT 7

                         SUMMARY OF OFFICER OR OWNER COMPENSATION

                       SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: PSI INDUSTRIES, INC.            Case Number:  99-33737 BKC-SHF

Reporting Period beginning OCTOBER 1,  1999 and ending OCTOBER 31, 1999


Name of Officer or Owner                  Title              Amount Paid


Marty Epstein                             CFO                  7,103.85




                                           PERSONNEL REPORT


                                                                                        Full Time                      Part Time

Number of employees at beginning of period                                                     14                              2
Number hired during the period
Number terminated or resigned during period                                                     8                              2
                                                                        ---------------------------------------------------------
Number of employees on payroll at end of period                                                 6                              0
                                                                        =========================================================



                                        CONFIRMATION OF INSURANCE

    Carrier            Agent & Phone Number                  Policy No          Coverage Type     Expiration Date   Date Premiun Due

Reliance Insurance      Seitlin - 305-513-5989              BIND351191         Umbrella              05/04/2000    4th of ea. month
Fireman's Fund          Seitlin - 305-513-5989              W 15 WZP 80796171  Worker's Comp         01/01/2000    Paid until audit
Gulf Insurance Co       Seitlin - 305-513-5989              GA0431539          Dir. & Officers Lia   12/22/1999    22nd of ea. Mo.
Reliance Insurance      Seitlin - 305-513-5989              BIND351192         Property/Gen Lia      05/04/2000    4th of ea. month
General Accident        Seitlin - 305-513-5989              CZC443258          Ocean Cargo           05/04/2000    4th of ea. month
Aetna U.S.Health        MBS Benefit Planning 954-489-0849   262606-058-00000   Health Insurance       Perpetual    1st of ea. Month
Health Plan of Fl.      MBS Benefit Planning 954-489-0849   2605217 000        Health Insurance       Perpetual    1st of ea. Month
Health Plan of Fl.      MBS Benefit Planning 954-489-0849   2605217 001        Health Insurance       Perpetual    1st of ea. Month
Jefferson Pilot         MBS Benefit Planning 954-489-0849   55335              Disability             Perpetual    1st of ea. Month
Protective Dental Care  MBS Benefit Planning 954-489-0849   218866             Dental Insurance       Perpetual    10th of ea Month